                                                               Exhibit 10.4

                              CONSULTING AGREEMENT

                  This Consulting Agreement ("Agreement") is entered into effective as of August 9, 1999 (the "Effective Date"), by and between Photogen Technologies, Inc. (the "Company") and Farcap Group LLC
("Consultant").

                                    RECITALS
                                    --------

                  WHEREAS, Consultant is involved and has experience in the investment field including financial investments, mergers and acquisitions, corporate development and corporate communications with the investment community;

                  WHEREAS, the Company needs advice and consulting services in areas of Consultant's expertise; and

                  WHEREAS, Consultant is willing to provide such consulting services pursuant to the terms of this Agreement.

                  NOW, THEREFORE, in consideration of the mutual promises herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    AGREEMENT
                                    ---------

          1.   CONSULTING SERVICES.

               (A) During the Consulting Term (defined below), Consultant shall make himself available at the Company's request to provide the Company with advisory and consulting services including:

                   (1)      advising the Company regarding its
                            corporate development strategy;

                   (2)      advising the Company regarding the
                            coordination of its corporate
                            communications with the investment
                            community (not including financial public relations services); and

                   (3) to the extent desired by the Company, assist the Company in analyzing investment, acquisition or merger proposals presented through Consultant and advise the Company during the Company's negotiation thereof.

               (B) Consultant agrees to use his best efforts and to be available to provide sufficient time to effectively and competently deliver such services. To that end, Consultant will make himself available to the Company for not less than 20 hours per month and/or 200 hours per year for such services.

          2. CONSULTING TERM. The term of this Agreement (the "Consulting Term") shall be two (2) years commencing on the date hereof (the "Effective Date"); provided, however, that either party may terminate this Agreement effective on or after August 9, 2000 by giving the other party thirty days' prior written notice of such termination.

          3. COMPENSATION. As full compensation for all services rendered and to be rendered by the Consultant, Consultant shall be entitled to purchase, at $0.001 per warrant, warrants to purchase 1,000,000 shares of common stock of the Company. The warrants shall be governed by the form of warrants attached hereto as Exhibit A and shall include the following terms and conditions:

               (A) The exercise price per share shall be equal to the fair market value of a share of common stock on the Effective Date, which shall be determined by averaging the closing bid price of a share of common stock (as reported on the OTC Bulletin Board or The Nasdaq Stock Market, as the case may be) during the (20) trading days immediately preceding the Effective Date;

               (B) Warrants to purchase 500,000 shares shall vest and become exercisable immediately upon the Effective Date;

               (C) Warrants to purchase 500,000 shares shall vest and become exercisable upon the earlier of (1) the consummation of a Value-added Transaction (as defined below) resulting from Consultant's services, or (2) August 9, 2000 unless either Consultant or the Company has terminated this Agreement effective on August 9, 2000 in accordance with provisions of
Section 2 of this Agreement. For purpose of this section, a "Value-added Transaction" means any transaction involving the Company initiated by Consultant and accepted in writing by the Company as a Value-added Transaction. The Company shall be free of any liability to Consultant for the Company's failure to accept a transaction initiated by Consultant as a Value-added Transaction.

               (D) The shares underlying the Warrants shall have the registration rights set forth in the Registration Rights Agreement in the form attached to this Agreement as Exhibit B.

          4. EXPENSES. Consultant shall be entitled to reimbursement by the Company of any reasonable expenses incurred in the performance of his consulting services under this Agreement; provided that the Consultant shall obtain the prior approval from the Company's President for expenditures in excess of $250 per month and shall submit an itemized account of all reimbursable expenses incurred .

          5. INDEPENDENT CONTRACTOR. The Consultant shall be an independent contractor under this Agreement and shall not be an agent or employee of the Company. Consultant (and its Affiliates (as hereafter defined) or agents) shall not hold itself (or themselves) out as an agent, employee, partner or joint venture of or with the Company. The Consultant and its Affiliates shall have no power or authority to bind or obligate the Company in any manner for any purpose. Nothing herein shall be construed as establishing a partnership, joint venture or agency relationship between the Company and the Consultant (and its Affiliates or agents). The term Affiliate means any entity controlled by, controlling or under common control with the Consultant.

          6. CONFIDENTIAL INFORMATION. During the Consulting Term and at all times thereafter, Consultant will hold in trust, keep confidential, and not disclose, directly or indirectly, to any third parties, or make any use of, the Company's Confidential Information (defined below) for any purpose except for the benefit of Company in the performance of Consultant's duties under this Agreement. "Confidential Information" means all information, communications, data, reports, records or materials obtained from the Company, which is not in the public domain. Confidential Information is not meant to include information which: a) at the time of the disclosure is in the public domain; b) after disclosure becomes part of the public domain through no act or omission by the Consultant; c) as shown by written records
(i) was prior to disclosure in the possession of the undersigned, or (ii) is subsequent to disclosure developed by the Consultant independently of any disclosure by the Company; d) is rightfully received by Consultant from third parties who were entitled to receive such information; or e) is obligated to be disclosed pursuant to applicable law, regulation or legal process.

          7. NON-COMPETITION. During the Consulting Term and for a period of twelve months thereafter, Consultant shall not, directly or indirectly,
(A) engage in any Competitive Business (defined below), (B) disparage Company, its Affiliates, employees, technology or products, or (C) solicit, induce or attempt to influence any other Company employee or other person or entity to engage in any Competitive Business or to curtail or cease any business or business relationship with Company, its Affiliates, or employees. "Competitive Business" means owning, managing, controlling, participating in, consulting with, being employed by, or rendering services for any person or entity, or in any manner or in any capacity (except as a 5% or less stockholder of a publicly traded company), that engages in the design, development, manufacture, sale, lease, marketing, financing or distribution of products or services in the field of photo-dynamic therapy anywhere in the world. Because the Company's business and proposed business is national and international in scope, the Consultant agrees that the geographic scope and time period covered by this covenant is reasonable.

          8. REPRESENTATION, WARRANTIES AND COVENANTS. Consultant hereby represents and warrants to and covenants with the Company as follows:

               (A) Consultant has full right, power and authority to enter into this Agreement and perform the services and provide the advice contemplated hereunder during the Consulting Term and the execution of this Agreement and the performance of its obligations hereunder will not conflict with or violate any agreement, duty, rule, regulation or law to which Consultant is subject or by which he is bound.

               (B) Consultant will not distribute to third parties any written materials relating to the Company, its products, its future prospects or otherwise, other than (1) materials prepared by the Company for distribution by the Consultant to third parties, (2) materials filed with the Securities and Exchange Commission by the Company, (3) materials on the Company's web site placed thereon by the Company, or (4) materials which have received the prior written approval of the Company for distribution by the Consultant.

               (C) Consultant is not a party to any action or the subject of any disciplinary proceedings, inquiries, investigation proceedings, or orders by the Securities and Exchange Commission, any state, regulatory authority, the NASD, or any court or arbitration panel.

               (D) Consultant will perform services hereunder in full compliance with all applicable laws. Consultant will not provide any advice or services hereunder which require the Consultant to be licensed under any law, rule or regulation unless he is so licensed and in good standing.

          9. INDEMNIFICATION. The Company will indemnify Consultant and hold Consultant harmless from and against any actual or potential liability resulting from Consultant's engagement by the Company under this Agreement in accordance with the terms of the indemnification agreement, the form of which is attached hereto as Exhibit C, which agreement is incorporated into this Agreement by this reference and is part of this Agreement as if set forth in full herein.

         10.   MISCELLANEOUS.

               (A) This Agreement, including Exhibits A, B and C, constitutes the entire agreement between the parties with respect to the subject matter hereof and it supersedes all prior negotiations, representations, understandings, verbal or written agreements, none of which prior matters shall be binding upon the parties.

               (B) This Agreement, including Exhibits A, B and C, may only be modified in writing signed by the parties.

               (C) This Agreement, including Exhibits A, B and C, shall be governed by the internal laws of the State of Tennessee without regard to conflict of law provisions thereof.

               (D) Any controversy or claim arising out of or relating to this Agreement, or the alleged breach thereof, or relating to Consultant's activities or remuneration under this Agreement, shall be settled by binding arbitration in Chicago, Illinois, in accordance with the applicable rules of the American Arbitration Association, and judgment on the award rendered by the arbitrator(s) shall be binding on the parties and may be entered in any court having jurisdiction thereof.

               (E) This Agreement shall be binding upon the successors and assigns of the parties.

               (F) All notices, requests, and other communications hereunder shall be deemed to be duly given if sent by U.S. mail, postage prepaid, addressed to the other party at the address as set forth herein below:

               To Company:

               Photogen Technologies, Inc.
               7327 Oak Ridge Highway, Suite B
               Knoxville, TN 37931
               Attention: John T. Smolik, President
               Phone: (423) 769-4011 Fax 423 769-4012


               With copy to

               Theodore W. Grippo, Esq.
               Grippo & Elden
               227 West Monroe Street, Suite 3600
               Chicago, IL 60606
               Phone: (312) 704-7720 Fax (312) 558-1195

               To Consultant:

               Farcap Group LLC
               c/o Mark A. Klein, Esq.
               Freshman, Marantz, Orlanski, Cooper & Klein
               9100 Wilshire Boulevard
               Eighth Floor, East Tower
               Beverly Hills, CA 90212
               Phone: (310) 285-1635 Fax: (310) 274-8357

               (G) No waiver of any term or provision of this Agreement shall be deemed to be a waiver of any subsequent breach or any other term or provision hereof.

               (H) The Consultant shall be permitted to pursue and participate in other consulting, financial or investment activities for parties and concerns other than the Company so long as such activities do not violate the provisions of Section 7 of this Agreement.

               (I) If any provision of this Agreement is deemed to be unenforceable or invalid, the enforceability and validity of all other provisions hereof shall not be affected thereby.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PHOTOGEN TECHNOLOGIES, INC.

By:       /s/ John T. Smolik
    ------------------------------
      John T. Smolik, President


FARCAP GROUP LLC

By:        /s/ Yale Farar
    ------------------------------
         Yale Farar, Manager

                                                                     Exhibit A


                                Warrant Agreement

                                                                     EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT

                                 August 9, 1999



FARCAP GROUP, LLC

Dear Sirs:

             This will confirm that in consideration of your agreement to consult with us under that certain Consulting Agreement entered into as of the date hereof and your purchase of warrants (the "Warrants") to purchase an aggregate of 1,000,000 shares (the "Warrant Shares") of Common Stock, $0.001 par value ("Common Stock"), of Photogen Technologies, Inc. a Nevada corporation (the "Company"), the Company covenants and agrees with you as follows:

                  1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "COMMON STOCK" shall mean the Common Stock, $0.001 par value, of the Company, as constituted as of the date of this Agreement.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "REGISTRATION EXPENSES" shall mean the expenses so described in Section 8.

                  "RESTRICTED STOCK" shall mean the Warrant Shares, excluding Warrant Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "SELLING EXPENSES" shall mean the expenses so described in
         Section 8.

                  2. RESTRICTIVE LEGEND. Each certificate representing Warrant Shares shall, except as otherwise provided in this Section 2 or in
Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

                  "THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company the securities being sold thereby may be publicly sold without registration under the Securities Act.

                  3. NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of any Warrant Shares (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; PROVIDED, HOWEVER, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferror (in the case of a transferror that is a partnership) or to an affiliate of the holder. Each certificate for Warrant Shares transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not be such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

                  4. REQUIRED REGISTRATION. (a) At any time after August 9, 1999 the holders of Restricted Stock constituting at least 50% of the total shares of Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice, PROVIDED that the shares of Restricted Stock for which registration has been requested shall constitute at least 100,000 shares of Restricted Stock if such holder or holders shall request the registration of less than all shares of Restricted Stock then held by such holder or holders (or any lesser number if the reasonably anticipated aggregate price to the public of such public offering would exceed $500,000). For purposes of the Section 4 and Sections 5, 6, 13(a) and 13(d), the term "Restricted Stock" shall be deemed to include the number of shares of Restricted Stock which would be issuable to a holder of Warrant Shares upon exercise of Warrants held by such holder at such time; PROVIDED, HOWEVER, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock; and PROVIDED, FURTHER, HOWEVER, that, in any underwritten public offering contemplated by this Section 4 or Sections 5 and 6, the holders of Warrant Shares shall be entitled to sell their Warrants to the underwriters for exercise and sale of the shares of Common Stock issued upon exercise thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this
Section 4 (i) within 120 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to Sections 5 or 6 and in which there shall have been effectively registered all shares of Restricted Stock as to which registration shall have been requested, or (ii) at a time when the board of directors of the Company determines in good faith and without regard to the expenses involved or liabilities inherent in the process that it would not be in the Company's best interests to effect a registration at that time.

             (b) Following receipt of any notice under this Section 4, the Company shall immediately notify all holders of Restricted Stock from whom notice has not been received and shall use its reasonable efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the holders of a majority of the shares of Restricted Stock to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Restricted Stock pursuant to this Section 4 on one occasion only; PROVIDED, HOWEVER, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

             (c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this
Section 4 until the completion of the period of distribution of the registration contemplated thereby.

                  5. INCIDENTAL REGISTRATION. If the Company at any time (other than pursuant to Section 4 or Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its reasonable efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, PROVIDED, HOWEVER, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Restricted Stock, and PROVIDED, FURTHER, HOWEVER, that in no event may less than one-third of the total number of shares of Common Stock to be included in such underwriting be made available for shares of Restricted Stock. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 or exclude any Restricted Stock for which the board of directors of the Company determines in good faith and without regard to the expenses involved or liabilities inherent in the process that it would not be in the Company's best interests to effect a registration without thereby incurring any liability to the holders of Restricted Stock.

                  6. REGISTRATION ON FORM S-3. If at any time (i) a holder or holders of Warrant Shares or Restricted Stock request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion o f the shares of Restricted Stock held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $100,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its reasonable efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice. Whenever the Company is required by this
Section 6 to use its reasonable efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 4 including but not limited to the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, PROVIDED, HOWEVER, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 6, and PROVIDED, FURTHER, HOWEVER, that the requirements contained in the first sentence of Section 4(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this
Section 6. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 6 at a time when the board of directors of the Company determines in good faith and without regard to the expenses involved or liabilities inherent in the process that it would not be in the Company's best interests to effect a registration at that time.

                  7. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions to Sections 4, 5 or 6 to use its reasonable efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

                  (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                  (d) use its reasonable efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) use its reasonable efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

                  (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (g) if the offering is underwritten and at the request of any seller of Restricted Stock, the Company shall use its reasonable efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that
(A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act,
(B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

                  (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

                  For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 120 days after the effective date thereof.

                  In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

                  In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

                  8. EXPENSES. All expenses incurred by the Company in complying with Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel to the Company and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of issuance but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions and finders fees applicable to the sale of Restricted Stock and fees and disbursements of counsel for the holders of "Restricted Stock" are called "Selling Expenses".

                  The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

                  9. INDEMNIFICATION AND CONTRIBUTION. (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

                  (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and PROVIDED, FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller, under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

                  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this
Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based on written advice of counsel that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                 10. CHANGES IN COMMON STOCK. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

                 11. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (b) use its reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

                 12. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to you as follows:

                  (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                  (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

                 13.  MISCELLANEOUS.

                  (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Warrant Shares or Restricted Stock), whether so expressed or not; PROVIDED, HOWEVER, that registration rights conferred herein on the holders of Warrant Shares or Restricted Stock shall only issue to the benefit of a transferee of Warrant Shares or Restricted Stock if (i) there is transferred to such transferee at least 5% of the total shares of Restricted Stock issued pursuant to the Warrants to the direct or indirect transferror of such transferee or (ii) such transferee is a partner, shareholder or affiliate of a party hereto.

                  (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or by facsimile, in the case of non U.S. residents, addressed as follows:

                  if to the Company or any other party hereto, at the address of such party set forth in the Consulting Agreement;

                  if to any subsequent holder of Warrant Shares or Restricted Stock, to it of such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Warrant Shares or Restricted Stock) or to the holders of Warrant Shares or Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

                  (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee and for all purposes shall be construed in accordance with the internal laws of said State, PROVIDED, HOWEVER, that if, as a result of the Company's incorporation in the State of Nevada the laws of that State should govern a particular issue, the internal laws of the State of Nevada shall govern that issue.

                  (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the outstanding shares of Restricted Stock.

                  (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) The obligations of the Company to register shares of Restricted Stock under Sections 4, 5 or 6 shall terminate on the sixth anniversary of the date of this Agreement.

                  (g) If requested in writing by the underwriters for the underwritten public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered n such offering) without the consent of such underwriters, for a period of not more than 120 days following the effective date of the registration statement relating to such offering; PROVIDED, HOWEVER, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 13(g).

                  (h) Notwithstanding the provisions of Section 7(a), the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 24-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

                  (i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                  Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you.

                                       Very truly yours,


                                       PHOTOGEN TECHNOLOGIES, INC.

                                       By        John Smolik
                                         ----------------------------
                                                  President

                                       By      /s/ Eric Wachter
                                          ---------------------------
                                                  Secretary


AGREED TO AND ACCEPTED as of the date first above written.

FARCAP GROUP, LLC

By:     /s/ Yale Farar
   ------------------------------
      Yale Farar, Manager

                                    Exhibit C

                               Indemnity Agreement

         The Company agrees to indemnify and hold harmless Farcap Group, LLC, its agents and controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended) (Farcap and each such other person are collectively and individually referred to below as an "Indemnified Party") from and against any and all loss, claim, damage, liability and expense whatsoever, as incurred, including, without limitation, reasonable costs of any investigation, legal and other fees and expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted, to which the Indemnified Party may become subject under any applicable federal or state law (whether in tort, contract or on any other basis) or otherwise, and related to the performance by the Indemnified Party of the services contemplated by the Consulting Agreement to which this
Schedule is attached (the "Consulting Agreement") and will reimburse the Indemnified Party for all expenses (including legal fees and expenses) as and when they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not the Indemnified Party is a party and whether or not such claim, action or proceeding is initiated or brought by the Company. The Company will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense is found in a final judgment by a court or arbitrator, not subject to appeal or further appeal, to have resulted from the Indemnified Party's bad faith or willful misconduct. The Company also agrees that the Indemnified Party shall have no liability (whether direct or indirect, in contract, tort or otherwise) to the Company related to, or arising out of, the engagement of the Indemnified Party pursuant to, or the performance by the Indemnified Party of the services contemplated by, the Consulting Agreement except to the extent that any loss, claim, damage, liability or expense is found in a final judgment by a court or arbitrator, not subject to appeal or further appeal, to have resulted from the Indemnified Party's bad faith or willful misconduct.

         If, and only if, the indemnity provided above shall be unenforceable or unavailable for any reason whatsoever, the Indemnified Party shall be entitled to receive from the Company, or its successors and assigns, contribution for all such indemnifiable losses, claims, damages, liabilities and expenses (including, without limitation, all indemnifiable costs of any investigation, legal or other fees and expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted) so that the Indemnified Party ultimately bears only such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Indemnified Party on the other in connection with the acts or omissions which resulted in such losses, claims, damages, liabilities or expenses; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any liabilities and expenses in excess of the value of the warrants actually received by Consultant pursuant to the Consulting Agreement.

         The Indemnified Party will give prompt written notice to the Company of any claim for which it seeks indemnification hereunder, but the omission to so notify the Company will not relieve the Company from any liability which it may otherwise have hereunder except to the extent that the Company is damaged or prejudiced by such omission or from any liability it may have other than under this Exhibit C. The Company shall have the right to assume the defense of any claim, lawsuit or action (collectively an "action") for which the Indemnified Party seeks indemnification hereunder, subject to the provisions stated herein with counsel reasonably satisfactory to the Indemnified Party. After notice from the Company to the Indemnified Party of its election so to assume the defense thereof, and so long as the Company performs its obligations pursuant to such election, the Company will not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at its own expense; PROVIDED, HOWEVER, that the reasonable fees and expenses of such counsel shall be at the expense of the Company if the named parties to any such action (including any impleaded parties) include both the Indemnified Party and the Company and the Indemnified Party shall have reasonably concluded, based on written advice of counsel, that there may be one or more legal defenses available to the Indemnified Party which are different from, or in conflict with, any legal defenses which may be available to the Company (in which event the Company shall not have the right to assume the defense of such action on behalf of the Indemnified Party, it being understood, however, that the Company shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all Indemnified Parties in each jurisdiction in which counsel is needed). In addition to the Company's other obligations hereunder and without limitation, the Company agrees to pay monthly, upon receipt of itemized statements therefor, all reasonable fees and expenses of counsel incurred by an Indemnified Party in defending any claim of the type set forth in the preceding paragraphs or in producing documents, assisting in answering any interrogatories, giving any deposition testimony or otherwise becoming involved in any action or response to any claim relating to the engagement referred to herein, or any of the matters enumerated in the preceding paragraphs, whether or not any claim is made against an Indemnified Party or an Indemnified Party is named as a party to any such action. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld.